UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Amazon.com, Inc.

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NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, May 24, 2012

The 2012 Annual Meeting of Shareholders of Amazon.com, Inc. (the “Annual Meeting”) will be held at 9:00 a.m., Pacific Time, on Thursday, May 24, 2012, at the Seattle Art Museum, Plestcheeff Auditorium, 1300 First Avenue, Seattle, Washington 98101, for the following purposes:

1. To elect the ten directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2012;

3. To approve the material terms of the performance goals, as amended, pursuant to Section 162(m) of the Internal Revenue Code (the “Code”) in our 1997 Stock Incentive Plan (the “1997 Plan”);

4. To consider and act upon two shareholder proposals, if properly presented at the Annual Meeting; and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors recommends you vote (i) “FOR” the election of each of the nominees to the Board; (ii) “FOR” the ratification of the appointment of Ernst & Young LLP as independent auditors; (iii) “FOR” approval of the material terms of the Section 162(m) performance goals, as amended, in the 1997 Plan; and (iv) “AGAINST” each of the two shareholder proposals.

The Board of Directors has fixed April 2, 2012 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

L. Michelle Wilson Secretary

Seattle, Washington

April 13, 2012

AMAZON.COM, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, May 24, 2012

General

The enclosed proxy is solicited by the Board of Directors of Amazon.com, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held at 9:00 a.m., Pacific Time, on Thursday, May 24, 2012, at the Seattle Art Museum, Plestcheeff Auditorium, 1300 First Avenue, Seattle, Washington 98101, and at any adjournment or postponement thereof. Our principal offices are located at 410 Terry Avenue North, Seattle, WA 98109. This Proxy Statement is first being made available via the Internet to our shareholders on or about April 13, 2012.

Outstanding Securities and Quorum

Only holders of record of our common stock, par value $0.01 per share, at the close of business on April 2, 2012, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 450,503,183 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting.

A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Annual Meeting.

Internet Availability of Proxy Materials

We are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. On April 13, 2012, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

Proxy Voting

Shares that are properly voted on the Internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein; “FOR” the ratification of the appointment of our independent auditors; “FOR” approval of the material terms of the Section 162(m) performance goals, as amended, in the 1997 Plan; and “AGAINST” each of the two shareholder proposals. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly presented, the persons named as proxies in the accompanying proxy card will vote in their discretion on such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of BNY Mellon Shareowner Services, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named on the proxy card to vote your shares. You may provide this authorization by voting via the Internet, by telephone or (if you have requested paper copies of our proxy materials) by returning a proxy card. In these circumstances, if you do not vote by proxy or in person at the Annual Meeting, your shares will not be voted. If you own shares in street name, meaning that your shares are held by a bank, brokerage firm or other nominee, you may instruct that institution on how to vote your shares. You may provide these instructions by voting via the Internet, by telephone or (if you have requested paper copies of proxy materials through your bank, brokerage firm or other nominee) by returning a voting instruction form received from that institution. In these circumstances, if you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2012, but not on any other matters being considered at the meeting.

A nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. If the votes cast for any nominee do not exceed the votes cast against the nominee, the Board will consider whether to accept or reject such director’s resignation, which is tendered to the Board pursuant to the Board of Directors Guidelines on Significant Corporate Governance Issues. Abstentions and broker nonvotes will have no effect on the outcome of the election. Broker nonvotes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares and the broker does not then vote them on the shareholder’s behalf.

For all other matters proposed for a vote at the Annual Meeting, the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on the matter is required to approve the matter. For these matters, abstentions will be counted as present at the Annual Meeting and will have the effect of a vote against the matter, and broker nonvotes, if any, will have no effect on the outcome of these matters.

Using the Internet or telephone helps save money by reducing postage and proxy tabulation costs.

VOTE BY INTERNET

Shares Held of Record:

http://bnymellon.mobular.net/bnymellon/amzn

http://www.proxyvoting.com/amzn

Shares Held in Street Name:

http://www.proxyvote.com

24 hours a day / 7 days a week

INSTRUCTIONS:

•    Read this Proxy Statement.

•    Go to the applicable website listed above.

•    Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form in hand and follow the instructions.

VOTE BY TELEPHONE

Shares Held of Record:

(866) 540-5760

Shares Held in Street Name:

See Voting Instruction Form

24 hours a day / 7 days a week

INSTRUCTIONS:

•    Read this Proxy Statement.

•    Call the applicable number noted above.

•    Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form in hand and follow the instructions.

We encourage you to register to receive all future shareholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card, on the Internet or by telephone. If you own common stock in street name, you may attend the Annual Meeting, but in order to vote your shares at the meeting you must obtain a “legal proxy” from the bank, brokerage firm or other nominee that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. If you have already voted prior to the meeting, you may nevertheless change or revoke your vote at the Annual Meeting as described below. You can find directions to the Annual Meeting at www.amazon.com/ir.

Revocation

If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of Amazon.com a written notice of revocation or a duly executed proxy (via the Internet or telephone or by returning a proxy card) bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the Annual Meeting.

ITEM 1—ELECTION OF DIRECTORS

In accordance with our Bylaws, the Board has fixed the number of directors constituting the Board at ten. The Board, including the Nominating and Corporate Governance Committee, proposed that the following ten nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual Meeting or until his or her successor shall have been elected and qualified:

• Jeffrey P. Bezos • Tom A. Alberg • John Seely Brown • William B. Gordon • Jamie S. Gorelick	• Blake G. Krikorian • Alain Monié • Jonathan J. Rubinstein • Thomas O. Ryder • Patricia Q. Stonesifer

Each of the nominees is currently a director of Amazon.com and has been elected to hold office until the 2012 Annual Meeting or until his or her successor has been elected and qualified. Mr. Krikorian was elected as a director by the Board on September 8, 2011, and Ms. Gorelick was elected as a director by the Board on February 9, 2012. The other nominees were most recently elected at the 2011 Annual Meeting. Biographical and related information on each nominee is set forth below.

Although the Board expects that the ten nominees will be available to serve as directors, if any of them should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

Director Nominees’ Biographical and Related Information

In evaluating the nominees for the Board of Directors, the Board and the Nominating and Corporate Governance Committee took into account the qualities they seek for directors, as discussed below under

“Corporate Governance” and “Board Meetings and Committees,” and the directors’ individual qualifications, skills and background that enable the directors to effectively and productively contribute to the Board’s oversight of Amazon.com. These individual qualifications and skills are included below in each nominee’s biography.

Jeffrey P. Bezos, age 48, has been Chairman of the Board since founding the Company in 1994 and Chief Executive Officer since May 1996. Mr. Bezos served as President from founding until June 1999 and again from October 2000 to the present. Mr. Bezos’ individual qualifications and skills as a director include his leadership and vision, his customer-focused point of view, his willingness to encourage invention, his long-term perspective and his on-going contributions as founder and CEO.

Tom A. Alberg, age 72, has been a director since June 1996. Mr. Alberg has been a managing director of Madrona Venture Group, LLC, a venture capital firm, since September 1999, and a principal in Madrona Investment Group, LLC, a private investment firm, since January 1996. Mr. Alberg’s individual qualifications and skills as a director include his experience as a venture capitalist investing in technology companies, through which he gained experience with emerging technologies, his experience as a lawyer, his knowledge of Amazon.com from having served as a director since 1996, as well as his customer experience skills and skills relating to financial statement and accounting matters.

John Seely Brown, age 71, has been a director since June 2004. Mr. Brown has served as a Visiting Scholar and Advisor to the Provost at the University of Southern California since 1996 and as Independent Co-Chairman of the Deloitte Center for the Edge since 2006. He was the Chief Scientist of Xerox Corporation until April 2002, and director of the Xerox Palo Alto Research Center (PARC) until June 2000. Mr. Brown has served as a director of Corning Incorporated since February 1996, and of Varian Medical Systems, Inc. since February 1998. Mr. Brown was a director of Polycom, Inc. from August 1999 through August 2007. Mr. Brown’s individual qualifications and skills as a director include his experience in senior positions with a leading university and a technology research facility (PARC), his role as Chief Scientist at a global technology company, through which he gained experience with emerging technologies, as well as his customer experience skills.

William B. Gordon, age 62, has been a director since April 2003. Mr. Gordon has been a partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since June 2008. Mr. Gordon is a co-founder of Electronic Arts, Inc. where he served as its Executive Vice President and Chief Creative Officer from March 1998 to May 2008. Mr. Gordon has served as a director of Zynga Inc. since July 2008. Mr. Gordon’s individual qualifications and skills as a director include his leadership and entrepreneurial experience as a senior executive and co-founder of a software and gaming company (Electronic Arts), through which he gained experience with emerging technologies and consumer-focused product development and marketing issues, experience as a venture capitalist investing in technology companies, as well as his customer experience skills and skills relating to financial statement and accounting matters.

Jamie S. Gorelick, age 61, has been a director since February 2012. Ms. Gorelick has been a partner with the law firm Wilmer Cutler Pickering Hale and Dorr LLP since July 2003 and previously was Deputy Attorney General of the United States. Ms. Gorelick has been a director of United Technologies Corporation since February 2000 and was a director of Schlumberger Limited from April 2002 to June 2010. Ms. Gorelick’s individual qualifications and skills as a director include her experience as a lawyer, her leadership experience in senior governmental positions, including experience with regulatory and compliance matters, as well as her customer experience skills and skills relating to public policy and financial statement and accounting matters.

Blake G. Krikorian, age 44, has been a director since September 2011. Mr. Krikorian is the founder of id8 Group Productions, Inc., a technology consulting and incubation firm, where he has served as CEO since January 2009. He was the co-founder of Sling Media Inc., a digital television technology company that was acquired by EchoStar Holding Corporation in October 2007, and served as its Chairman and CEO from its founding in July 2004 until January 2009. Mr. Krikorian’s individual qualifications and skills as a director include his leadership and entrepreneurial experience as a senior executive and co-founder of a digital television technology company (Sling Media), through which he gained experience with emerging technologies and consumer-focused product development and marketing issues, as well as his customer experience skills.

Alain Monié, age 61, has been a director since November 2008. Mr. Monié has served as President and Chief Executive Officer of Ingram Micro Inc., a large technology distributor, since January 2012, and President and Chief Operating Officer from November 2011 to January 2012, and he was elected to Ingram Micro Inc.’s board of directors in November 2011. He was CEO of APRIL Management Pte Ltd., a multinational industrial company based in Singapore, from August 2010 through October 2011. Before serving at APRIL Pte. Ltd., Mr. Monié was President and Chief Operating Officer of Ingram Micro Inc. from August 2007 to August 2010, and served as Executive Vice President and President of Ingram Micro Asia-Pacific from January 2004 to August 2007. Mr. Monié was a director of Jones Lang LaSalle Incorporated from October 2005 to May 2009. Mr. Monié’s individual qualifications and skills as a director include his leadership experience as a senior executive at large corporations with international operations, experience in technology markets from his roles at Ingram Micro Inc., as well as his customer experience skills and skills relating to financial statement and accounting matters.

Jonathan J. Rubinstein, age 55, has been a director since December 2010. Mr. Rubinstein was Senior Vice President, Product Innovation, for the Personal Systems Group at the Hewlett-Packard Company (“HP”), a multinational information technology company, from July 2011 through January 2012, and served as Senior Vice President and General Manager, Palm Global Business Unit, at HP from July 2010 through July 2011. Mr. Rubinstein was Chief Executive Officer and President of Palm, Inc., a smartphone manufacturer, from June 2009 until its acquisition by HP in July 2010, and Chairman of the Board of Palm, Inc. from October 2007 through the acquisition. Mr. Rubinstein was a director of Immersion Corporation from October 1999 to October 2007. Mr. Rubinstein’s individual qualifications and skills as a director include his leadership and technology experience as a senior executive at large technology companies, through which he gained experience with hardware devices and emerging technologies, as well as his customer experience skills and skills relating to financial statement and accounting matters.

Thomas O. Ryder, age 67, has been a director since November 2002. Mr. Ryder was Chairman of the Reader’s Digest Association, Inc. from April 1998 to December 2006, and was Chief Executive Officer from April 1998 to December 2005. Mr. Ryder has been a director of Starwood Hotels & Resorts Worldwide, Inc. since April 2001, a director of RPX Corporation since December 2009, and a director of Quad/Graphics, Inc. since July 2010. He was Chairman of the Board of Directors at Virgin Mobile USA, Inc. from October 2007 to November 2009. Mr. Ryder’s individual qualifications and skills as a director include his leadership experience as a senior executive of a large media and publishing company (Reader’s Digest), through which he gained experience with intellectual property and media markets, as well as his customer experience skills and skills relating to financial statement and accounting matters.

Patricia Q. Stonesifer, age 55, has been a director since February 1997. Ms. Stonesifer is Vice Chair of the Board of Regents of the Smithsonian Institution, where she served as Chair from January 2009 to January 2012. Since September 2008, she has served as senior advisor to the Bill and Melinda Gates Foundation, where she was Chief Executive Officer from January 2006 to September 2008 and President and Co-chair from June 1997 to January 2006. Since September 2009, she has also served as a private philanthropy advisor. From 1988 to 1997, she worked in many roles at Microsoft Corporation, including as a Senior Vice President of the Interactive Media Division. Ms. Stonesifer’s individual qualifications and skills as a director include her leadership experience as a senior executive at the Bill and Melinda Gates Foundation and at Microsoft, through which she gained experience with emerging technologies and consumer-focused product development and marketing issues, her knowledge of Amazon.com from having served as a director since 1997, as well as her customer experience skills and skills relating to public policy and financial statement and accounting matters.

Corporate Governance

General

Board Leadership.    The Board is responsible for the control and direction of the Company. The Board represents the shareholders and its primary purpose is to build long-term shareholder value. The Chair of the Board is selected by the Board and currently is the CEO, Jeff Bezos. The Board believes that this leadership structure is appropriate given Mr. Bezos’ role in founding Amazon.com and his significant ownership stake. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps the Company operate in the long-term interests of shareholders. In addition, the independent directors on the Board have appointed a lead director from the Board’s independent directors, currently Mr. Alberg. The lead director presides over the executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, and provides direction on agendas, schedules and materials for Board meetings that will be most helpful to the independent directors.

Director Independence.    The Board has determined that the following directors are independent as defined by Nasdaq rules: Mr. Alberg, Mr. Brown, Mr. Gordon, Ms. Gorelick, Mr. Krikorian, Mr. Monié, Mr. Rubinstein, Mr. Ryder, and Ms. Stonesifer. In assessing directors’ independence, the Board took into account certain transactions, relationships and arrangements involving some of the directors and concluded that such transactions, relationships and arrangements did not impair the independence of the director. For Mr. Monié, the Board considered that Amazon.com in the ordinary course of business purchased products in each of the past three years from Ingram Micro Inc. during times when Mr. Monié served as an executive officer of that company, but such payments were not significant for either Amazon.com or Ingram Micro. For Mr. Rubinstein, the Board considered that Amazon.com in the ordinary course of business purchased products in 2010 from the Palm Global Business Unit of HP, of which he was Senior Vice President and General Manager until July 2011, and from HP, where he served as Senior Vice President, Product Innovation, from July 2011 to January 2012, but such payments were not significant for Amazon.com, the Palm Global Business Unit, or HP. For Messrs. Alberg, and Gordon, the Board considered that executive officers have in the past and may in the future invest in investment funds managed by entities where Messrs. Alberg or Gordon are managing directors or partners, and that Amazon.com has in the past and may in the future invest in such funds and engage in transactions with companies in which these funds have invested. In addition, executive officers have in the past and may in the future directly invest in companies in which investment funds managed by these entities have also invested. For Mr. Ryder, the Board considered that his son-in-law has been employed with Amazon.com since 2008 in a non-officer and non-strategic position, as disclosed in “Certain Relationships and Related Person Transactions.”

Risk Oversight.    As part of regular Board and committee meetings, the directors oversee executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight, the Board has delegated responsibility related to certain risks to the Audit Committee and the Leadership Development and Compensation Committee. The Audit Committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, the qualifications, independence and performance of our independent auditors, the performance of our internal audit function, and our compliance with legal and regulatory requirements. The Leadership Development and Compensation Committee is responsible for overseeing management of risks related to succession planning and compensation of our executive officers and to our overall compensation program, including our equity-based compensation plans. The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. At least annually, the Board reviews our CEO succession planning as described in our Board of Directors Guidelines on Significant Corporate Governance Issues.

Corporate Governance Documents.    Please visit our investor relations website at www.amazon.com/ir, “Corporate Governance” for additional information on our corporate governance, including:

•	our Certificate of Incorporation and Bylaws;

•

the Board of Directors Guidelines on Significant Corporate Governance Issues, which includes policies on shareholder communications with the Board, director attendance at our annual meetings, director resignations to facilitate majority voting and succession planning;

•	the charters approved by the Board for the Audit Committee, the Leadership Development and Compensation Committee, and the Nominating and Corporate Governance Committee; and

•	the Code of Business Conduct and Ethics.

Board Meetings and Committees

The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2011, there were four meetings of the Board, and all directors attended at least 75% of the aggregate of the meetings of the Board and committees occurring during the year while they were members. All nominees who were then directors, with the exception of Ms. Stonesifer, attended the 2011 Annual Meeting of Shareholders.

The Board has established an Audit Committee, a Leadership Development and Compensation Committee, and a Nominating and Corporate Governance Committee, each of which is comprised entirely of independent directors as defined by Nasdaq rules. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The table below provides current membership information as well as meeting information for the last fiscal year.

Name	Audit Committee		Leadership Development and Compensation Committee		Nominating and Corporate Governance Committee
Jeffrey P. Bezos
Tom A. Alberg	X
John Seely Brown					X
William B. Gordon			X	*
Jamie S. Gorelick			X
Blake G. Krikorian					X
Alain Monié	X
Jonathan J. Rubinstein			X
Thomas O. Ryder	X	*
Patricia Q. Stonesifer					X	*
Total Meetings in 2011	6		4		5

*	Committee Chair

The functions performed by these Committees, which are set forth in more detail in their charters, are summarized below. The Board has determined that the directors serving on each of these Committees satisfy applicable Nasdaq standards for independence.

Audit Committee.    The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to our financial statements and financial reporting process, the qualifications, independence and performance of our independent auditors, the performance of our internal audit function, and our compliance with legal and regulatory requirements. The Board has determined that Mr. Alberg is an Audit Committee Financial Expert, as defined by Securities and Exchange Commission (“SEC”) rules.

Leadership Development and Compensation Committee.    The Leadership Development and Compensation Committee evaluates our programs and practices relating to leadership development, reviews and establishes compensation of the Company’s executive officers, and oversees our overall compensation program, including our equity-based compensation plans, all with a view toward maximizing long-term shareholder value. The Committee may engage compensation consultants but did not do so in 2011. Additional information on the Committee’s processes and procedures for considering and determining executive compensation is contained in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee reviews and assesses the composition of the Board, assists in identifying potential new candidates for director, recommends candidates for election as director, and provides a leadership role with respect to our corporate governance. The Nominating and Corporate Governance Committee also recommends to the Board compensation for newly elected directors and reviews director compensation as necessary.

Director Nominations.    The Nominating and Corporate Governance Committee considers candidates for director who are recommended by its members, by other Board members, by shareholders and by management, as well as those identified by any third party search firms retained to assist in identifying and evaluating possible candidates. Mr. Krikorian and Ms. Gorelick both were initially recommended to the Nominating and Corporate Governance Committee by other directors. The Nominating and Corporate Governance Committee considers all aspects of a candidate’s qualifications in the context of the company’s needs at that point in time and, as stated in the Board of Directors Guidelines on Significant Corporate Governance Issues, seeks out candidates with a diversity of experience and perspectives. When considering candidates as potential Board members, the Board and the Nominating and Corporate Governance Committee evaluate their ability to contribute to such diversity. The Board assesses its effectiveness in this regard as part of its annual board and director evaluation process.

Among the qualifications, qualities and skills of a candidate considered important by the Nominating and Corporate Governance Committee are a commitment to representing the long-term interests of the shareholders; customer experience skills; internet savvy; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics, integrity and values; practical wisdom and sound judgment; and business and professional experience in fields such as operations, technology, finance/accounting and marketing. When evaluating re-nomination of existing directors, the Committee also considers the nominees’ past and ongoing effectiveness on the Board and, with the exception of Mr. Bezos, who is an employee, their independence. The Committee believes that each of the director nominees for the 2012 Annual Meeting possesses these attributes.

The Nominating and Corporate Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons. Shareholders wishing to submit recommendations for director candidates to the Nominating and Corporate Governance Committee must provide the following information in writing to the attention of Amazon.com’s Secretary by certified or registered mail:

•	the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

•	the name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•

the number of shares of common stock beneficially owned by the shareholder or group of shareholders making the recommendation, the length of time held, and to the extent any shareholder is not a registered holder of such securities, proof of such ownership.

To be considered by the Committee for the 2013 Annual Meeting of Shareholders, a director candidate recommendation must be received by the Secretary by December 14, 2012.

Compensation of Directors

Our directors do not receive cash compensation for their services as directors or as members of committees of the Board, but we pay reasonable expenses incurred for attending meetings. At the discretion of the Board, directors are eligible to receive stock-based awards under the 1997 Stock Plan. Based on the Nominating and Corporate Governance Committee’s recommendation, in September 2011 the Board approved a restricted stock unit award for 3,600 shares to Mr. Krikorian, and in February 2012 the Board approved a restricted stock unit award for 3,600 shares to Ms. Gorelick. Each award vests in three equal annual installments, with the first vest occurring one year after the director’s initial election to the Board. Based on the Nominating and Corporate Governance Committee’s recommendation, in February 2011 the Board approved restricted stock unit awards for 5,000 shares each to Messrs. Alberg, Gordon and Ryder and Ms. Stonesifer, and in February 2012 the Board

approved restricted stock unit awards for 3,600 shares each to Messrs. Brown and Monié. Each award vests in three equal annual installments, with the first vest date occurring one year after the final vest under the Director’s previous restricted stock unit award. When determining the amount and vesting schedule for directors’ restricted stock unit awards, the Nominating and Corporate Governance Committee and Board have not varied awards based on specific committee service.

The following table sets forth for the year ended December 31, 2011 all compensation reportable for directors who served during 2011, as determined by SEC rules.

Director Compensation for 2011

Name	Stock Awards/ Total Compensation(1)
Jeffrey P. Bezos(2)	$—
Tom A. Alberg(3)	927,100
John Seely Brown(4)	—
William B. Gordon(5)	927,100
Blake G. Krikorian(6)	786,564
Alain Monié(7)	—
Jonathan J. Rubinstein(3)	—
Thomas O. Ryder(3)	927,100
Patricia Q. Stonesifer(3)	927,100

(1)	Stock awards are reported at grant date fair value in the year granted, as determined under applicable accounting standards. Grant date fair value is determined based on the number of shares granted multiplied by the average of the high and the low trading price of Amazon.com common stock on the grant date, without regard to the fact that the grants vest over a number of years. See Note 1, “Description of Business and Accounting Policies—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2011 Annual Report on Form 10-K.
(2)	Mr. Bezos does not receive any compensation for his services as a director in addition to his compensation as Chief Executive Officer.
(3)	Messrs. Alberg, Rubinstein, and Ryder and Ms. Stonesifer each held 3,334 unvested restricted stock units as of December 31, 2011.
(4)	Mr. Brown held 2,333 unvested restricted stock units as of December 31, 2011.
(5)	Mr. Gordon held 5,000 unvested restricted stock units as of December 31, 2011.
(6)	Mr. Krikorian held 3,600 unvested restricted stock units as of December 31, 2011.
(7)	Mr. Monié did not hold any unvested restricted stock units as of December 31, 2011.

ITEM 2—RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP

Under the rules and regulations of the SEC, the Audit Committee is directly responsible for the appointment of our independent auditors. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Ernst & Young LLP (“E&Y”) to serve as independent auditors for the fiscal year ending December 31, 2012. If shareholders do not ratify the selection of E&Y, the Audit Committee will evaluate the shareholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2012 fiscal year. In addition, if shareholders ratify the selection of E&Y as independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select E&Y or another registered public accounting firm as our independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF E&Y AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

AUDITORS

Representatives of E&Y are expected to attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from shareholders.

Audit Fees

Audit fees include the aggregate fees for the audit of our annual consolidated financial statements and internal controls, and the reviews of each of the quarterly consolidated financial statements included in our Forms 10-Q. These fees also include statutory and other audit work performed with respect to certain of our subsidiaries. The aggregate audit fees billed and expected to be billed by E&Y for the fiscal year ended December 31, 2011 were $5,118,000. The aggregate audit fees we were billed by E&Y for the fiscal year ended December 31, 2010 were $3,933,000.

Audit-Related Fees

Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and to provide certain attest reports. The aggregate audit-related fees billed and expected to be billed by E&Y for the fiscal year ended December 31, 2011 were $498,000. The aggregate audit-related fees we were billed by E&Y for the fiscal year ended December 31, 2010 were $736,000.

Tax Fees

Tax fees in 2011 were for tax compliance services and assistance with federal and provincial tax-related matters for certain international entities, and, in 2010, for tax reconciliation services and certification services for certain international entities. The aggregate tax fees billed and expected to be billed by E&Y for the fiscal year ended December 31, 2011 were $35,000. The aggregate tax fees we were billed by E&Y for the fiscal year ended December 31, 2010 were $15,000.

All Other Fees

No other fees were billed or are expected to be billed to us by E&Y for the fiscal year ended December 31, 2011 or for the fiscal year ended December 31, 2010.

Pre-Approval Policies and Procedures

All of the fees described above were approved by the Audit Committee. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by E&Y if they are initiated within eighteen (18) months after the date of the pre-approval. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2011 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU § 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

The Audit Committee

Tom A. Alberg

Alain Monié

Thomas O. Ryder

ITEM 3—APPROVAL OF MATERIAL TERMS OF THE SECTION 162(m) PERFORMANCE GOALS, AS AMENDED, IN THE 1997 PLAN

The Board of Directors recommends that shareholders approve the material terms of the performance goals, as amended, in the 1997 Plan. Approval of the material terms of the performance goals is a condition for certain awards made under the 1997 Plan to qualify as tax-deductible performance-based compensation under Section 162(m) of the Code. The affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on the matter is required to approve the amended and restated plan, including material terms of the performance goals. Broker nonvotes will have no effect on the outcome of this matter. Abstentions will be counted as present at the Annual Meeting for purposes of this matter and will have the effect of a vote against the approval of the amended and restated plan.

Section 162(m) places a limit of $1 million on the amount the Company may deduct in any one year for compensation paid to a “covered employee,” which means any person who as of the last day of the fiscal year is the chief executive officer or one of the Company’s three highest compensated executive officers other than the CFO, as determined under SEC rules. There is, however, an exception to this limit on deductibility for compensation that satisfies certain conditions for “qualified performance-based compensation” set forth under Section 162(m). One of the conditions requires shareholder approval every five years of the material terms of the performance goals of the plan under which the compensation will be paid. The Company’s shareholders most recently approved the material terms of the performance goals of the 1997 Plan at the Company’s 2007 Annual Meeting. The Company has amended the list of business criteria on which performance goals may be based and is asking shareholders to approve the material terms of the performance goals, as amended, under the 1997 Plan. No other terms of the 1997 Plan are being amended.

For purposes of Section 162(m), the material terms of the performance goals include (i) the employees eligible to receive compensation under the 1997 Plan, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. Each of these aspects of the 1997 Plan is discussed below.

Eligibility and Participation

Awards may be granted under the 1997 Plan to those officers, directors and employees of the Company and its subsidiaries as the plan administrator from time to time selects. The plan administrator for the 1997 Plan is the Leadership Development and Compensation Committee. Awards may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its subsidiaries. The approximate number of persons who currently are eligible to participate under the 1997 Plan is 64,000.

Performance Goals

Under the 1997 Plan as amended, for awards made in the form of or denominated in common stock, the business criteria on which performance goals can be based are: (i) profits or loss, revenue or profit growth or loss reduction, profit or loss related return ratios, or other balance sheet or income statement targets or ratios; (ii) market share, including targets, ratios or other objective measures of sessions, units, orders, customers, sales, and other comparable metrics related to the various businesses conducted by the Company; or (iii) cash flow, share price appreciation, dilution or total stockholder return, as the plan administrator shall determine, in its sole discretion. Such performance goals may be stated in absolute terms or relative to comparison companies.

Maximum Grants under the 1997 Plan

The plan administrator has the authority in its sole discretion to determine the type or types of awards made under the 1997 Plan. Such awards may include, but are not limited to, stock options and awards made or denominated in shares of common stock. Awards may be granted singly or in combination. Not more than 4,500,000 shares of common stock may be made subject to awards under the 1997 Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 18 million shares to newly hired or newly promoted individuals. The foregoing share limitations will be proportionately adjusted by the plan administrator in the event that a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in the Company’s outstanding shares (or any securities exchanged therefore or received in their place) being exchanged for a different number or class of securities of the Company or of any other corporation or new, different or additional securities of the Company or of any other corporation being received by the holders of shares of the Company’s common stock.

The Board believes that it is in the best interests of the Company and its shareholders to enable the Company to implement compensation arrangements that qualify as fully tax deductible performance-based compensation in the 1997 Plan. The Board is therefore asking shareholders to approve, for Section 162(m) purposes, the material terms of the performance goals set forth above. However, shareholder approval of the 1997 Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the 1997 Plan to qualify for the “performance-based” compensation exemption under Section 162(m), and submission of the material terms of the 1997 Plan’s performance goals for shareholder approval should not be viewed as a guarantee that the Company can deduct all compensation under the 1997 Plan. Nothing in this proposal precludes the Company or the Leadership Development and Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service. A summary of other significant terms of the 1997 Plan is set forth as Appendix A to this proxy statement, and is incorporated herein by reference. The summary of the 1997 Plan set forth in Appendix A is qualified in its entirety by reference to the text of the 1997 Plan, which is filed with the Securities and Exchange Commission as part of this proxy statement. A copy of the 1997 Plan also can be obtained upon request from the Secretary of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE MATERIAL TERMS OF THE SECTION 162(m) PERFORMANCE GOALS, AS AMENDED.

ITEM 4—SHAREHOLDER PROPOSAL REGARDING

AN ASSESSMENT AND REPORT CONCERNING CLIMATE CHANGE

Calvert Investment Management, Inc., 4550 Montgomery Avenue, Bethesda, Maryland 20814, acting on behalf of Calvert Funds that as of December 21, 2011 owned at least 78,015 shares of Amazon.com common stock, has notified us of its intention to propose the following resolution at the Annual Meeting. Pax World Mutual Funds, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, acting on behalf of Pax World funds that as of December 20, 2011 owned at least 5,000 shares of Amazon.com common stock, and First Affirmative Financial Network LLC, 5475 Mark Dabling Boulevard, Suite 108, Colorado Springs, Colorado 80918, acting on behalf of shareholders that as of December 28, 2011 owned at least 1,900 shares of Amazon.com common stock, are each a co-sponsor of the Calvert Investment Management shareholder proposal. THE BOARD RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL.

Beginning of Shareholder Proposal and Statement of Support by Calvert Asset Management:

Resolution to Amazon.com Inc

WHEREAS in 2007, the Intergovernmental Panel on Climate Change’s Fourth Assessment Report stated it is “very likely” that anthropogenic greenhouse gas emissions have heavily contributed to climate change. Furthermore, “there is substantial economic potential for the mitigation of global greenhouse gas emissions over the coming decades, that could offset the projected growth of global emissions or reduce emissions below current levels.”

WHEREAS, the 2006 Stern Review on the Economics of Climate Change, led by the former chief economist at the World Bank, “...estimates that if we don’t act, the overall costs and risks of climate change will be equivalent to losing at least 5% of global GDP each year, now and forever.” Yet, investment of 1% global GDP each year is enough for appropriate mitigation.

WHEREAS, in 2008, Acclimatise, a risk management firm, reported that climate-related “impacts will be felt throughout a company’s business model, with consequences for its raw materials, supply chains, essential utilities, assets and operations, markets, customers and products, its workforce and the communities in which it is located.”

WHEREAS, increasingly investors believe that there is an intersection between climate change and corporate financial performance. Goldman Sachs reported in May, 2009, “We find that while many companies acknowledge the challenges climate change presents . . . there are significant differences in the extent to which companies are taking action. Differences in the effectiveness of response across industries create opportunities to lose or establish competitive advantage, which we believe will prove increasingly important to investment performance.”

WHEREAS, the Carbon Disclosure Project (CDP), representing 551 institutional investors with assets of more than $71 trillion under management, requested corporations to disclose their greenhouse gas emissions and climate-related risks in February, 2011. Currently Amazon.com Inc does not respond to the CDP questionnaire.

WHEREAS, nearly 70 percent of S&P 500 companies and over 80 percent of Global 500 companies have responded to the CDP, including eBay Inc, Google Inc., and Target Corp. The CDP publicly cites Amazon.com Inc as being among the 10 U.S. and Global companies with largest market capitalization that do not respond to the climate change survey.

WHEREAS, companies such as Apple Inc disclose information regarding the environmental footprint, including greenhouse gas emissions, of major electronic products. Amazon.com currently discloses no such information regarding the Kindle, self-described by the company as its best-selling product.

WHEREAS, data centers, which are integral to the Web Services business, require a significant amount of energy, which contributes to global climate change. Currently, Amazon.com does not publicly disclose information about energy management.

Resolved:

Shareholders request that within 6 months of the 2012 annual meeting, the Board of Directors provide a report to shareholders, prepared at reasonable cost and omitting proprietary information, describing how Amazon.com Inc is assessing the impact of climate change on the corporation, and specifically risks related to greenhouse gas emissions, energy use, and logistics, and the corporation’s plans to publicly disclose this assessment.

End of Shareholder Proposal and Statement of Support by Calvert Asset Management

Recommendation of the Board of Directors on Item 4

The Board of Directors recommends that you vote against this proposal. We are aware of and are focused on the potential impacts of climate change. We believe that e-commerce is inherently more environmentally friendly than traditional retailing, including because online shopping on average generates less carbon emissions than typical shopping trips by car for the same items. We also believe that by digitizing print and other media, we offer customers an environmentally friendly alternative to traditional media formats, and that our cloud computing offerings can enable lower carbon business models while increasing the efficiency and effectiveness of business operations. Also, in part due to our focus on climate change, Amazon has undertaken a variety of green initiatives throughout the business, including environmentally-friendly packaging for products and reduction of excess packaging; printing on demand (which eliminates excess inventory); “Earth Kaizen” projects throughout the business that identify waste and design solutions that are more energy efficient and environmentally friendly; implementation of energy-efficient standards in our data centers, including energy-saving cooling systems and high-efficiency lighting; efforts to optimize efficiency of equipment, conveyance systems and energy usage in our fulfillment centers; and various green building design and other initiatives described in more detail in the “Amazon’s Innovations for Our Planet” section of our website. We believe that we will continue to innovate in all of these areas over time and do not believe that preparing the ad hoc climate change report requested is an effective and prudent use of our time and resources.

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL REGARDING

AN ASSESSMENT AND REPORT CONCERNING CLIMATE CHANGE.

ITEM 5—SHAREHOLDER PROPOSAL CALLING FOR CERTAIN DISCLOSURES REGARDING CORPORATE POLITICAL CONTRIBUTIONS

Investor Voice, 2206 Queen Anne Ave. N., Suite 402, Seattle, WA 98109, acting on behalf of shareholders that as of January 4, 2012 owned at least 1,000 shares of common stock of the Company, has notified us of its intention to propose the following resolution at the Annual Meeting. THE BOARD RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL.

Beginning of Shareholder Proposal and Statement of Support by Investor Voice:

RESOLVED: Shareholders hereby request that Amazon provide a report, updated semiannually, disclosing Amazon’s:

1.	Policies and procedures for political contributions and expenditures (both direct and indirect) made with corporate funds.

2.	Monetary and non-monetary political contributions and expenditures that are not tax-deductible. This includes, but is not limited to, contributions to or expenditures on behalf of political candidates, parties, committees, and other political entities that participate or intervene in political campaigns on behalf of or in opposition to any candidate for public office; as well as any portion of any dues or similar payment made to any tax exempt organization used for an expenditure or contribution that (if made directly by Amazon) would not be deductible. The report shall include:

–	An itemized accounting that includes the identity of the recipient as well as the amount paid to each recipient of Amazon’s funds that are used for political contributions or expenditures as described above;

–	Identification of the position of the Amazon person or persons who participated in the decision to make the political contribution or expenditure;

The report shall be presented to the Board’s audit committee (or other relevant oversight body) and posted on Amazon’s website.

SUPPORTING STATEMENT

Long-term shareholders of Amazon support transparency and accountability in corporate spending on political activities. These activities include direct and indirect contributions to candidates; political parties or organizations; independent expenditures; or electioneering communications for federal, state, or local candidates.

Disclosure is affirmed by the US Supreme Court, is in the best interest of Amazon shareholders, and is critical for compliance with federal ethics legislation. Absent transparency and accountability, Amazon money can be used in ways that harm the long-term interests and objectives of Amazon and its shareholders.

Despite assertions to the contrary, publicly available data is not readily accessible and does not provide a complete picture of Amazon’s political expenditures. For example, Amazon’s payments to trade associations used for political activities are entirely undisclosed and unknown.

As evidence of this, the CPA-Zicklin Index of Corporate Political Accountability and Disclosure ranks Amazon at the bottom of S&P 100 companies for political disclosure—with a score of zero out of 100 points. At many companies, management does not know how trade associations use corporate money politically. This proposal asks Amazon to disclose all of its political contributions, including payments to trade associations and other tax exempt organizations. This would bring Amazon in line with more than half of the S&P 100, who have disclosure polices like these and present this information to shareholders.

Disclosure and transparency is needed for both Company and shareholders to fully evaluate the political use of corporate assets.

The bottom line is simple: Amazon either has this information and can readily share it with shareowners, or it should have it (absent which, it is failing in its duty to protect shareholder value).

Therefore, please vote FOR this common-sense governance policy.

End of Shareholder Proposal and Statement of Support by Investor Voice

Recommendation of the Board of Directors on Item 5

The Board of Directors recommends that you vote against this proposal.

We have posted a Political Expenditures Statement on our website, which we intend to update annually, at www.amazon.com/ir. In addition, we report on our political expenditures to the Audit Committee.

We have not made contributions to political candidates or parties, and we comply with extensive regulations requiring public disclosure of corporate political activity. We participate in the political process by informing public officials about our positions on key issues significant to our customers and our business.

The Political Expenditures Statement discloses our 2011 spending on federal government relations efforts, which are also required to be reported to the House and Senate and made publicly available at http://lobbyingdisclosure.house.gov/ and http://www.senate.gov/legislative/Public_Disclosure/LDA_reports.htm.

The Political Expenditures Statement also discloses our 2011 spending on state government relations efforts, which are generally required to be reported and disclosed on applicable state websites of the Secretary of State, ethics commission, public disclosure commission, or legislature, or similar websites. As disclosed in the Political Expenditures Statement, in 2011 most of our spending on our state government relations efforts related to California, specifically contributions to More Jobs Not Taxes, a coalition of an affiliate of the Company and California consumers, formed to seek a ballot referendum on certain provisions relating to sales tax collection in the annual California budget bill.

We also belong to certain trade associations and coalitions, many of which engage in efforts to inform policymakers on issues important to their members. The portions of our contributions these organizations spend on federal and state government relations efforts are included in the amounts we report in our Political Expenditures Statement.

Finally, as noted in the Political Expenditures Statement, we have formed a political action committee (PAC), but the PAC is funded by voluntary contributions of our employees and shareholders, and their spouses – not corporate funds. The PAC’s activities are subject to federal regulation, including detailed public disclosure requirements. The PAC files regular public reports with the Federal Election Commission (“FEC”), and political contributions to and by the PAC are required to be disclosed. These reports are publicly available on the FEC website at http://www.fec.gov/disclosure.shtml.

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL CALLING FOR CERTAIN DISCLOSURES REGARDING CORPORATE POLITICAL CONTRIBUTIONS.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 17, 2012 (except as otherwise indicated) by (i) each person or entity known by us to beneficially own more than 5% of our common stock, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of February 17, 2012 we had 451,592,229 shares of common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Jeffrey P. Bezos 410 Terry Avenue North, Seattle, WA 98109	87,987,118		19.5%
Tom A. Alberg	51,769	(1)	*
John Seely Brown	15,233		*
William B. Gordon	11,741	(2)	*
Jamie S. Gorelick	4		*
Blake G. Krikorian	5,750		*
Alain Monié	6,550		*
Jonathan J. Rubinstein	1,831		*
Thomas O. Ryder	31,579		*
Patricia Q. Stonesifer	49,549		*
Thomas J. Szkutak	50,452		*
Diego Piacentini	111,646		*
H. Brian Valentine	35,196		*
Jeffrey A. Wilke	100,431		*
All Directors and Executive Officers as a group (19 persons)	88,559,263	(3)	19.6%

*	Less than 1%.
(1)	Includes 11,250 shares held by a charitable trust of which Mr. Alberg is a trustee and as to which he shares voting and investment power. Mr. Alberg disclaims beneficial ownership of the shares of common stock held by the charitable trust.
(2)	Includes 1,666 shares issuable under a stock-based award that vested April 9, 2012.
(3)	Includes 100,414 shares beneficially owned by other executive officers not individually listed in the table, of which 4,200 shares are issuable under stock-based awards that are scheduled to vest within 60 days after February 17, 2012.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our approach to compensating employees, including our “named executive officers,” is to tie total compensation to long-term shareholder value, as reflected primarily in our stock price. “Named executive officers” are our (i) Chief Executive Officer, (ii) Chief Financial Officer and (iii) other three most highly compensated executive officers based on SEC regulations. Our named executive officers are employed on an at-will basis, and named executive officer compensation generally consists of stock-based compensation, base salaries, new hire cash bonuses and other compensation and benefits. Consistent with this approach, we provide few perquisites and generally do not provide cash bonuses other than in a new-hire context. We do not maintain nonqualified deferred compensation plans, supplemental executive retirement plan benefits, cash severance programs or single-trigger change-in-control benefits for our executive officers.

Stock-Based Compensation.    The primary component of a named executive officer’s total compensation is stock-based compensation in order to closely tie total compensation to long-term shareholder value. Accordingly, named executive officers receive sizeable stock-based awards at the time of hire and are also eligible for stock-based awards on a periodic basis. Due to Mr. Bezos’ substantial stock ownership (approximately 19%), he believes he is appropriately incentivized and his interests are appropriately aligned with shareholders’ interests. Mr. Bezos has never received any stock-based compensation from Amazon.com.

Since late 2002, we have used restricted stock units as our primary stock-based compensation vehicle. We believe that restricted stock units align the long-term interests of named executive officers and shareholders and help efficiently manage overall shareholder dilution from stock awards. Restricted stock unit grant amounts and vesting for named executive officers, whether for new hire or subsequent grants, are established by the Leadership Development and Compensation Committee after receiving recommendations from the Vice President of Human Resources and the Chief Executive Officer. These restricted stock unit grants generally vest over a period of four to six years.

For new hire grants, the Vice President of Human Resources, the Chief Executive Officer and the Leadership Development and Compensation Committee consider a variety of factors, including past compensation from the named executive officer’s former employer, future compensation from such former employer that will be forfeited upon joining Amazon.com, the compensation of similarly situated senior executives at Amazon.com, the named executive officer’s expected level of responsibility and expected contributions to our future success and the market compensation of similarly situated executives at other retail, internet and technology companies.

For periodic grants, the Vice President of Human Resources, the Chief Executive Officer and the Leadership Development and Compensation Committee consider a variety of factors, including the named executive officer’s level of responsibility, past contributions to our performance, and expected contributions to our future success, as well as the market compensation of similarly-situated executives at other retail, internet and technology companies. Generally, the Leadership Development and Compensation Committee considers whether to make periodic grants to executive officers in connection with our annual performance and compensation review process, which normally occurs between January and April.

For both new hire and periodic restricted stock unit grants, the Vice President of Human Resources and Chief Executive Officer develop grant recommendations by subjectively evaluating the factors above to set a total compensation target for each named executive officer and then designing restricted stock unit grants to help meet those total compensation targets based on stock price assumptions, taking into account the named executive officer’s cash compensation and the estimated value of pre-existing stock-based compensation vesting in subsequent years, if any. In this process, the Vice President of Human Resources and Chief Executive Officer view projected total compensation for a given year as cash compensation expected to be earned in that year plus the projected value of stock-based compensation vesting in that year. Because we focus on total compensation over time and take into account existing compensation, periodic grants for a smaller number of shares do not necessarily reflect lower total compensation.

In 2011, the named executive officers did not receive any new equity awards. In evaluating the compensation of our named executive officers in 2011, the Leadership Development and Compensation Committee considered the vesting schedule of existing equity awards as well as aggregated information from third party surveys, including compensation data for retail, internet and technology companies including AOL, Best Buy, Cisco, Dell, eBay, Gap, Google, IBM, Intel, Intuit, Microsoft, Oracle, Target and Yahoo. The Leadership Development and Compensation Committee exercises discretion in determining executive officers’ compensation and does not require that compensation be set at a specific level relative to what is reflected in the survey data.

We have imposed additional vesting conditions designed to qualify stock-based awards issued in previous years to named executive officers as tax-deductible compensation under Section 162(m)(4)(c) of the Internal Revenue Code.

Base Salaries.    Consistent with our belief that total compensation should be tied to long-term shareholder value, base salaries for named executive officers are designed to provide a minimum level of cash compensation and to be significantly less than those paid by similarly situated companies. Base salaries ranged from $81,840 for Mr. Bezos to $175,000 for Mr. Piacentini, with Mr. Wilke’s salary increasing from $160,000 to $165,000 for the year. Due to Mr. Bezos’ substantial ownership in Amazon.com, Mr. Bezos again requested not to receive additional compensation in 2011 and has never received annual cash compensation in excess of his current amount.

New Hire Cash Bonuses.    New hire cash bonuses generally are paid in monthly installments to a named executive officer. These bonuses are also determined by the Leadership Development and Compensation Committee after receiving recommendations from the Chief Executive Officer and the Vice President of Human Resources. In determining the amount of new hire cash bonuses, the Leadership Development and Compensation Committee considers the same factors as described above with respect to new hire restricted stock unit grants. The new hire cash bonuses are for a set amount determined at hire and are generally designed to provide appropriate total compensation until stock-based compensation begins to vest, at which time total compensation becomes variable and largely tied to long-term shareholder value. None of the named executive officers received new hire cash bonuses in 2011.

Other Compensation and Benefits.    Named executive officers receive additional compensation in the form of vacation, medical, 401(k), relocation and other benefits generally available to all of our employees. We provide security for Mr. Bezos, including security in addition to that provided at business facilities and during business-related travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit, and we believe that the amount of the reported security expenses is especially reasonable in light of Mr. Bezos’ low salary and the fact that he has never received any stock-based compensation. The Leadership Development and Compensation Committee periodically reviews the amount and nature of Mr. Bezos’ security expenses. Reportable security expenses, along with Mr. Piacentini’s expatriation benefits, including a cost of living and housing allowance, are included in the “All Other Compensation” column of the Summary Compensation Table. We do not provide any other perquisites or other personal benefits to our named executive officers.

Shareholder Advisory Vote on Executive Compensation.    At our 2011 Annual Meeting of Shareholders, our shareholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2011 proxy statement and a frequency of every three years for casting future advisory votes approving executive compensation. The Leadership Development and Compensation Committee evaluated the results of the 2011 advisory vote approving the compensation of our named executive officers as well as the other factors discussed in this Compensation Discussion and Analysis when subsequently evaluating our executive compensation and compensation policies and practices. While each of these factors informed the Leadership

Development and Compensation Committee’s decisions regarding our executive compensation program, the Leadership Development and Compensation Committee did not implement changes to our executive compensation program as a result of the shareholder advisory vote. Based on the factors underlying the Board’s recommendation regarding the frequency of future advisory votes approving executive compensation and the vote of shareholders on the matter, Amazon adopted a triennial shareholder advisory vote on executive compensation, and accordingly the next such shareholder advisory vote will occur at our 2014 Annual Meeting of Shareholders.

Leadership Development and Compensation Committee Report

The Leadership Development and Compensation Committee, which is composed solely of independent members of the Board of Directors, assists the Board in fulfilling its oversight responsibility relating to, among other things, establishing and reviewing compensation of the Company’s executive officers. The Leadership Development and Compensation Committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis and, based on the review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Leadership Development and Compensation Committee

William B. Gordon

Jamie S. Gorelick (Committee Member effective February 9, 2012)

Jonathan J. Rubinstein

Compensation of Named Executive Officers

The following table sets forth for the year ended December 31, 2011 the compensation reportable for the named executive officers, as determined by SEC rules.

2011 Summary Compensation Table

Name And Principal Position	Year	Salary	Stock Awards(1)	All Other Compensation		Total
Jeffrey P. Bezos	2011	$81,840	$—	$1,600,000	(2)	$1,681,840
Chief Executive Officer	2010	81,840	—	1,600,000		1,681,840
	2009	81,840	—	1,700,000		1,781,840

Thomas J. Szkutak	2011	160,000	—	3,200	(3)	163,200
SVP and Chief Financial Officer	2010	160,000	6,465,300	3,200		6,628,500
	2009	160,000	—	3,200		163,200

Diego Piacentini	2011	175,000	—	55,905	(4)	230,905
SVP, International Consumer Business	2010	175,000	6,465,300	55,905		6,696,205
	2009	175,000	—	55,905		230,905

H. Brian Valentine	2011	160,000	—	3,564	(5)	163,564
SVP, Ecommerce Platform

Jeffrey A. Wilke	2011	165,000	—	3,200	(3)	168,200
SVP, Consumer Business	2010	160,000	7,027,500	3,200		7,190,700
	2009	160,000	—	3,450		163,450

(1)

Stock awards are reported at aggregate grant date fair value in the year granted, as determined under applicable accounting standards. Grant date fair value for restricted stock units is determined based on the number of shares granted multiplied by the average of the high and the low trading price of Amazon.com common stock on the grant date, without regard to the fact that the grants vest over a number of years. See Note 1, “Description of Business and Accounting Policies—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2011 Annual Report on Form 10-K.

(2)	Represents the approximate aggregate incremental cost to Amazon.com of security arrangements for Mr. Bezos in addition to security arrangements provided at business facilities and for business travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit.
(3)	Represents the value of shares of common stock we contributed to the named executive officer’s account in our 401(k) plan.
(4)	Represents expatriation benefits, including a cost of living and housing allowance in the amount of $40,829 and tax reimbursement in connection with such benefits in the amount of $15,076. Mr. Piacentini’s 2000 employment offer letter, which provided for an initial annual salary of $175,000 and has no specified term, also provides for certain expatriation benefits, including a cost of living and housing allowance.
(5)	Includes the value of shares of common stock we contributed to the named executive officer’s account in our 401(k) plan in the amount of $3,200 and a tax reimbursement paid in connection with benefits coverage for a household member in the amount of $364.

Outstanding Equity Awards at 2011 Fiscal Year-End and Equity Awards Realized in 2011

The following table sets forth information concerning the outstanding stock awards held at December 31, 2011 by the named executive officers.

Outstanding Equity Awards at 2011 Fiscal Year End

Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)
Jeffrey P. Bezos	—		$—

Thomas J. Szkutak
Restricted stock units	116,000	(2)	20,079,600

Diego Piacentini
Restricted stock units	116,000	(3)	20,079,600

H. Brian Valentine
Restricted stock units	120,000	(4)	20,772,000

Jeffrey A. Wilke
Restricted stock units	130,000	(5)	22,503,000

(1)	Reflects the closing market price of our common stock on December 30, 2011, $173.10, multiplied by the number of restricted stock units that were not vested as of December 31, 2011.
(2)	Reflects shares of our common stock subject to: (a) a restricted stock unit award for 100,000 shares which vested as to 10,000 shares on May 15, 2011 and quarterly thereafter through February 15, 2012; and vesting as to 7,500 shares on May 15, 2012 and quarterly thereafter through February 15, 2014, assuming continued employment; and (b) a restricted stock unit award for 46,000 shares, vesting as follows, assuming continued employment: 5,750 shares on May 15, 2014 and quarterly thereafter through February 15, 2016.
(3)	Reflects shares of our common stock subject to: (a) a restricted stock unit award for 100,000 shares which vested as to 10,000 shares on May 15, 2011 and quarterly thereafter through February 15, 2012; and vesting as to 7,500 shares on May 15, 2012 and quarterly thereafter through February 15, 2014, assuming continued employment; and (b) a restricted stock unit award for 46,000 shares, vesting as follows, assuming continued employment: 5,750 shares on May 15, 2014 and quarterly thereafter through February 15, 2016.

(4)	Reflects shares of our common stock subject to: (a) a restricted stock unit award for 400,000 shares which vested as to 80,000 shares September 18, 2008 and annually thereafter through September 18, 2011, and vesting as to 80,000 shares on September 18, 2012, assuming continued employment; and (b) a restricted stock unit award for 40,000 shares vesting as follows, assuming continued employment: 5,000 shares on May 15, 2013 and quarterly thereafter through February 15, 2014, and 2,500 shares on May 15, 2014 and quarterly thereafter through February 15, 2016.
(5)	Reflects shares of our common stock subject to: (a) a restricted stock unit award for 110,000 shares which vested as to 10,000 shares May 15, 2011 and quarterly thereafter through February 15, 2012; and vesting, assuming continued employment, as to 10,000 shares May 15, 2012 and quarterly thereafter through February 15, 2013 and 7,500 shares on May 15, 2013 and quarterly thereafter through February 15, 2014; and (b) a restricted stock unit award for 50,000 shares vesting as follows, assuming continued employment: 6,250 shares on May 15, 2014 and quarterly thereafter through February 15, 2016.

Options Exercised and Stock Vested in 2011

The following table sets forth information concerning stock options that were exercised and stock awards that vested during the last fiscal year with respect to the named executive officers.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Jeffrey P. Bezos	—	$—	—	$—
Thomas J. Szkutak	—	—	48,724	9,772,798
Diego Piacentini	—	—	44,767	9,024,806
H. Brian Valentine	—	—	80,000	19,144,000
Jeffrey A. Wilke	13,130	2,377,843	60,287	11,958,552

(1)	Value realized is the number of shares of stock acquired upon exercise multiplied by the closing market price of our common stock on the exercise date, less the aggregate exercise price.
(2)	Amount is the number of shares of stock acquired upon vesting multiplied by the closing market price of our common stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

Potential Payments Upon Termination of Employment or Change-in-Control

Termination and Change-in-Control Agreements or Arrangements

We do not have arrangements with any of our named executive officers providing for additional benefits or payments in connection with a termination of employment, change in job responsibility or change-in-control. Upon termination of employment for any reason, all unvested restricted stock units expire.

Change-in-Control Provisions of 1997 Plan

In the event of (i) the merger or consolidation in which we are not the surviving corporation pursuant to which shares of common stock are converted into cash, securities or other property (other than a merger in which holders of common stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger), (ii) the sale, lease, exchange or other transfer of all or substantially all of our assets (other than a transfer to a majority-owned subsidiary), or (iii) the approval by the holders of common stock of any plan or proposal for our liquidation or dissolution (each a “Corporate Transaction”), the Leadership Development and Compensation Committee will determine whether provisions will be made in connection with the Corporate Transaction for the assumption of stock-based awards under the

1997 Plan or the substitution of appropriate new awards covering the stock of the successor corporation or an affiliate of the successor corporation. If the Leadership Development and Compensation Committee determines that no such assumption or substitution will be made, vesting of outstanding awards under the 1997 Plan will automatically accelerate so that such awards become 100% vested immediately before the Corporate Transaction. On a hypothetical basis, assuming the Leadership Development and Compensation Committee had made such a determination in a Corporate Transaction that closed on December 31, 2011, the dollar value of the unvested stock-based awards held by named executive officers that would have vested based on the closing price of our common stock of $173.10 on December 30, 2011 is set forth in the “Outstanding Equity Awards at 2011 Fiscal Year End” table.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information concerning our equity compensation plans as of December 31, 2011:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	13,183,758	(1)	$32.19	(2)	136,548,104	(3)
Equity compensation plans not approved by shareholders	24,769		17.31		18,811,999

Total	13,208,527	(4)	26.20		155,360,103

(1)	Includes 13,145,456 shares issuable pursuant to restricted stock unit awards, which awards may be granted only under the our shareholder-approved 1997 Plan. There is no exercise price associated with a restricted stock unit award.
(2)	Calculation excludes shares subject to restricted stock unit awards.
(3)	The 1997 Plan authorizes the issuance of options and restricted stock unit awards.
(4)	Excludes 304,285 shares of common stock issuable upon exercise of stock options having a weighted average exercise price of $41.69 under equity plans assumed by Amazon.com as a result of acquisitions.

Equity Compensation Plans Not Approved By Security Holders.    The Board adopted the 1999 Nonofficer Employee Stock Option Plan (the “1999 Plan”) to enable the grant of nonqualified stock options to employees, consultants, agents, advisors and independent contractors of Amazon.com and its subsidiaries who are not officers or directors of Amazon.com. Restricted stock units, our primary form of stock-based compensation since 2002, are not granted from the 1999 Plan. The 1999 Plan, which does not have a fixed expiration date, has not been approved by our shareholders. The Leadership Development and Compensation Committee is the administrator of the 1999 Plan, and as such determines all matters relating to options granted under the 1999 Plan, including the selection of the recipients, the size of the grants and the conditions to vesting and exercisability. The Leadership Development and Compensation Committee has delegated authority to make grants under the 1999 Plan to another committee of the Board and to certain officers, subject to specified limitations on the size and terms of such grants. A maximum of 40 million shares of common stock were reserved for issuance under the 1999 Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Gianna Puerini, an employee of Amazon.com until June 2011, shares the same household as Brian Valentine, an executive officer. In 2011, Ms. Puerini earned $73,015 in salary and was granted a restricted stock unit award with respect to 2,800 shares, which assuming continued employment, would have vested over six years. Her compensation was consistent with the total compensation provided to other employees of the same level with similar responsibilities.

Justin Burks, an employee of Amazon.com, is the son-in-law of Thomas O. Ryder, a director. In 2011, Mr. Burks earned $136,250 in salary. He was also granted a restricted stock unit award with respect to 313 shares, vesting over 2.5 years. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.

The Audit Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) Amazon.com is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, director or nominee for election as a director of Amazon.com, (b) greater than 5 percent beneficial owner of our outstanding common stock, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during the year ended December 31, 2011, our officers, directors and greater-than-10% shareholders timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934, except a Form 4 was inadvertently filed late for Jonathan Rubinstein.

EXPENSES OF SOLICITATION

The accompanying proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by Amazon.com. Georgeson Inc. will distribute proxy materials to beneficial owners, may solicit proxies by personal interview, mail, telephone and electronic communications, and will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. We will pay Georgeson Inc. $6,500 for its proxy solicitation services and will reimburse Georgeson Inc. for payments made to brokers and other nominees for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, telephone, and electronic communications by directors, officers and other Amazon.com employees without additional compensation.

OTHER MATTERS

As of the date of this Proxy Statement, there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

PROPOSALS OF SHAREHOLDERS

Proposals of shareholders to be considered for inclusion in the Proxy Statement and proxy card for the 2013 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted in writing to the Secretary of Amazon.com, Amazon.com, Inc., 410 Terry Avenue North, Seattle, WA 98109, and must be received by 6:00 p.m. Pacific Time on Friday, December 14, 2012. The submission of a shareholder proposal does not guarantee that it will be included in our Proxy Statement.

In addition, our Bylaws include advance notice provisions that require shareholders desiring to bring nominations for directors or other business before an annual shareholders meeting to do so in accordance with the terms of the advance notice provisions. The Bylaws’ advance notice provisions do not apply if the shareholder only seeks to include such matters in the Proxy Statement pursuant to Rule 14a-8.

The Bylaws’ advance notice provisions require that, among other things, shareholders give timely written notice to the Secretary of Amazon.com regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a shareholder who intends to present nominations or a proposal at the 2013 Annual Meeting of Shareholders other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Secretary no earlier than February 23, 2013 and no later than March 25, 2013. However, if we significantly change the timing of our 2013 Annual Meeting of Shareholders (i.e., hold the meeting more than 30 days before, or more than 60 days after, the anniversary of the 2012 Annual Meeting date), then the information must be received no earlier than the 90th day prior to the 2013 Annual Meeting date, and not later than (i) the 60th day prior to the 2013 Annual Meeting date or (ii) the tenth day after public disclosure of the 2013 Annual Meeting date, whichever is later. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING; AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

AND PROXY STATEMENT

A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Annual Report”) accompanies this Proxy Statement. If you and others who share your mailing address own common stock in street name, meaning through a bank or brokerage firm or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, from each company whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of our Notice of Internet Availability of Proxy Materials (and/or a single copy of this Proxy Statement and the 2011 Annual Report) have been sent to your address. Each street name shareholder receiving the Proxy Statement by mail will continue to receive a separate voting instruction form.

If you would like to revoke your consent to householding and in the future receive your own Notice of Internet Availability of Proxy Materials (or your own set of proxy materials, as applicable) or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-800-542-1061, and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. The revocation of a consent to householding will be effective 30 days following its receipt. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.

If you would like an additional copy of the Notice of Internet Availability of Proxy Materials, the 2011 Annual Report or this Proxy Statement, these documents are available in digital form for download or review by visiting “Annual Reports and Proxies” at www.amazon.com/ir. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Investor Relations, Amazon.com, Inc., P.O. Box 81226, Seattle, WA 98108-1226, or by calling 1-800-426-6825. Please note, however, that if you wish to receive a paper proxy card or voting instruction or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.

If you own shares in street name, you can also register to receive all future shareholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery at http://www.icsdelivery.com/amzn. Electronic delivery of shareholder communications helps save Amazon.com money by reducing printing and postage costs.

APPENDIX A

SUMMARY OF THE 1997 STOCK INCENTIVE PLAN

Description of the 1997 Plan

The 1997 Plan provides a means whereby employees, directors, officers, consultants, agents, advisors and independent contractors of the Company may be granted stock awards, ISOs or nonqualified stock options (“NSOs”) to acquire shares of Common Stock. Subject to adjustment required in the event of any recapitalization of the Company, the numbers of shares available for issuance under the 1997 Plan as amended will be as described above.

The Leadership Development and Compensation Committee of the Company’s Board of Directors is the plan administrator for the 1997 Plan. The plan administrator is authorized to make awards of Common Stock on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise) as the plan administrator may determine. Restrictions may include repurchase or forfeiture rights in favor of the Company.

The number of shares available for issuance under the 1997 Plan was initially 80,000,000 shares, subject to an annual increase on the first day of each fiscal year through January 1, 2010. The number of shares available for grant under the 1997 Plan is also increased by any shares that are subject to outstanding grants under the Company’s 1994 Stock Option Plan and that again become available for grant under the Prior Plan in accordance with its terms. Shares subject to awards granted under the 1997 Plan that have lapsed or terminated may again become subject to awards granted under the plan. As of March 31, 2012, 136,029,919 shares remained available for grant under the 1997 Plan. As of that date, approximately 12,909,834 shares were subject to outstanding grants under the 1997 Plan, of which 32,015 represent outstanding options and 12,877,819 represent outstanding restricted stock units. Information regarding the number of awards held by each of our directors and named executive officers that were granted under the 1997 Plan is set forth on pages 9 and 21 of this proxy statement, and as of March 31, 2012, all directors and executives as a group hold restricted stock units covering 874,281 shares. On March 30, 2012, the average of the high and low sale prices of the Common Stock was $204.36 per share, as reported by the Nasdaq National Market.

Not more than 4,500,000 shares of common stock may be made subject to awards under the 1997 Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 18 million shares to newly hired or newly promoted individuals. The maximum number of shares that may be issued pursuant to options that are intended to qualify as incentive stock options (“ISOs”) is 251,025,075 shares. The share limitations described in this and the preceding paragraph will be proportionately adjusted by the plan administrator in the event that a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in the Company’s outstanding shares (or any securities exchanged therefore or received in their place) being exchanged for a different number or class of securities of the Company or of any other corporation or new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company.

Subject to the terms of the 1997 Plan, the plan administrator is authorized to make awards of restricted stock units, restricted stock and other awards of Common Stock or denominated in units of Common Stock, in each case on such terms and conditions and subject to such restrictions, if any as the plan administrator shall determine. The terms of such awards may be based on continuous service with the Company or the achievement of performance goals specified by the plan administrator. The plan administrator may in its discretion waive the forfeiture period and any other terms, conditions or restrictions on any such award, except that the plan administrator may not adjust performance goals for any such award intended to be exempt under Section 162(m) of the Code in such a manner as would increase the amount otherwise payable to a participant.

Subject to the terms of the 1997 Plan, the plan administrator determines the terms and conditions of stock options granted under the plan, including the exercise price of options granted under the plan. The 1997 Plan provides that the plan administrator must establish an exercise price for ISOs that is not less than the fair market value per share at the date of grant. Each ISO must expire within ten years of the date of grant. However, if ISOs are granted to persons owning more than 10% of the voting stock of the Company, the 1997 Plan and the tax laws pertaining to ISOs provide that the exercise price may not be less than 110% of the fair market value per share at the date of grant.

The option exercise price may be paid in cash or by check, by tendering shares of Common Stock that the optionee has owned for at least six months, by a broker-assisted cashless exercise, by any combination of the foregoing, or with such other consideration as the plan administrator may permit. Unless otherwise established by the plan administrator, the term of each option is ten years from the date of grant, except that if ISOs are granted to persons owning more than 10% of the Company’s voting stock, the term may not exceed five years. Unless otherwise provided by the plan administrator, options granted under the 1997 Plan vest over five years, at a rate of 20% per year for two years, then an additional 5% for each three months of employment completed thereafter.

No stock award or option may be transferred by the optionee other than by will or the laws of descent or distribution, except for certain transfers that may be permitted by the plan administrator. Unless otherwise established by the plan administrator, an optionee whose relationship with the Company or any related corporation ceases for any reason (other than termination for cause, retirement, death or disability, as such terms are defined in the 1997 Plan) may exercise options, to the extent vested on the date of termination, in the three-month period following such cessation (unless such options terminate or expire sooner by their terms). In the event the optionee is terminated for cause, the options terminate upon the first notification to the optionee of such termination. In the event the optionee retires, dies or becomes permanently and totally disabled, options vested as of the date of retirement, death or disability may be exercised prior to the earlier of the option’s specified expiration date and one year from the date of the optionee’s retirement, death or disability.

In the event of a Corporate Transaction (as defined in the 1997 Plan), the plan administrator will determine whether provisions will be made in connection with the Corporate Transaction for the assumption of the options under the 1997 Plan or substitution of appropriate new options covering the stock of the successor corporation or an affiliate of the successor corporation. If the plan administrator determines that no such assumption or substitution will be made, each outstanding option under the 1997 Plan will automatically accelerate so that it will become 100% vested and exercisable immediately before the Corporate Transaction.

The 1997 Plan does not have a fixed expiration date. No ISOs may be granted under the 1997 Plan, however, more than ten years after the later of (i) the plan’s adoption by the Board and (ii) the adoption by the Board of any amendment to the plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

Federal Income Tax Consequences

The material U.S. federal income tax consequences to the Company and to any person granted a stock award or an option under the 1997 Plan who is subject to taxation in the United States under existing applicable provisions of the Code and underlying Treasury Regulations are substantially as follows. The following summary does not address state, local or foreign tax consequences and it is based on present law and regulations as in effect as of the date hereof.

NSOs.    No income will be recognized by an optionee upon the grant of an NSO. Upon the exercise of an NSO, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value at the time of exercise of the shares acquired over the exercise price. Upon a later sale of those shares, the optionee will have capital gain or loss equal to the difference between the amount realized on such sale and the tax basis of the shares sold. Furthermore, this capital gain or loss will be long-term capital gain or loss if the shares are held for more than one year before they are sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the exercise price), and the shares’ holding period will begin on the day after the exercise date.

If the optionee uses already-owned shares to pay the exercise price of an NSO in whole or in part, the transaction will not be considered to be a taxable disposition of the already-owned shares. The optionee’s tax basis and holding period of the already-owned shares will be carried over to the equivalent number of shares received upon exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the exercise date (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

ISOs.    No income will be recognized by an optionee upon the grant of an ISO. The rules for the tax treatment of an NSO also apply to an ISO that is exercised more than three months after the optionee’s termination of employment (or more than 12 months thereafter in the case of permanent and total disability, as defined in the 1997 Plan).

Upon the exercise of an ISO during employment or within three months after the optionee’s termination of employment (12 months in the case of permanent and total disability), for regular tax purposes the optionee will recognize no ordinary income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time equal to the excess of the fair market value of the shares over the exercise price). If the acquired shares are sold or exchanged after the later of (i) one year from the date of exercise of the option and (ii) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option exercise price will be taxed to the optionee as long-term capital gain or loss. If the shares are disposed of in an arms’ length sale before such holding period requirements are satisfied, then the optionee will recognize taxable ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares received on the exercise date over the exercise price (or, if less, the excess of the amount realized on the sale of the shares over the exercise price), and the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon the disposition of the shares and (ii) the exercise price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee.

Company Deduction.    In all the foregoing cases, the Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income, subject to certain limitations. Among these limitations is Section 162(m) of the Code. As discussed above, certain performance-based compensation is not subject to the Section 162(m) limitation on deductibility. Stock options and restricted stock and performance share awards can qualify for this performance-based exception if they meet the requirements set forth in Section 162(m) and Treasury Regulations promulgated thereunder. The 1997 Plan has been drafted to allow, but not require, compliance with those performance-based criteria.

Exhibit A

AMAZON.COM, INC.

1997 STOCK INCENTIVE PLAN

(as amended and restated )

SECTION 1. PURPOSE

The purpose of the Amazon.com, Inc. 1997 Stock Incentive Plan (the “Plan”) is to enhance the long-term stockholder value of Amazon.com, Inc., a Delaware corporation (the “Company”), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

2.1 Award

“Award” means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Options and Stock Awards , or any combination of the foregoing.

2.2 Board

“Board” means the Board of Directors of the Company.

2.3 Cause

“Cause” means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.4 Code

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.5 Common Stock

“Common Stock” means the common stock, par value $.01 per share, of the Company.

2.6 Corporate Transaction

“Corporate Transaction” means any of the following events:

(a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of capital stock of the surviving corporation immediately after the merger);

(b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary corporation (as the term “subsidiary corporation” is defined in Section 8.3) of the Company; or

(c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

2.7 Disability

“Disability” means “permanent and total disability” as that term is defined for purposes of Section 22(e)(3) of the Code.

2.8 Early Retirement

“Early Retirement” means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.9 Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.10 Fair Market Value

The “Fair Market Value” shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

2.11 Grant Date

“Grant Date” means the date the Plan Administrator adopted the granting resolution and all conditions precedent to the grant have been satisfied; provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date. If, however, the Plan Administrator designates in a resolution a later date as the date an Award is to be granted, then such later date shall be the “Grant Date.”

2.12 Incentive Stock Option

“Incentive Stock Option” means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

2.13 Nonqualified Stock Option

“Nonqualified Stock Option” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

2.14 Option

“Option” means the right to purchase Common Stock granted under Section 7.

2.15 Participant

“Participant” means (a) the person to whom an Award is granted; (b) for a Participant who has died, the personal representative of the Participant’s estate, the person(s) to whom the Participant’s rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10; or (c) person(s) to whom an Award has been transferred in accordance with Section 10.

2.16 Plan Administrator

“Plan Administrator” means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

2.17 Retirement

“Retirement” means retirement on or after the individual’s normal retirement date under the Company’s 401(k) plan or other similar successor plan applicable to salaried employees, unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan.

2.18 Securities Act

“Securities Act” means the Securities Act of 1933, as amended.

2.19 Stock Award

“Stock Award” means shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

2.20 Subsidiary

“Subsidiary,” except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

SECTION 3. ADMINISTRATION

3.1 Plan Administrator

The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code and (b) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Plan Administrator may authorize one or more officers of the Company to grant Awards to designated classes of eligible persons, within the limits specifically prescribed by the Plan Administrator.

3.2 Administration and Interpretation by the Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company’s officers as it so determines.

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 11.1, the number of shares of Common Stock that shall be available for issuance under the Plan shall be:

(a) 80 million shares plus;

(b) an annual increase to be added as of the first day of the Company’s fiscal year beginning in 2001 and ending with a final increase on January 1, 2010, equal to (i) the lesser of (a) 4% of the outstanding common shares of the Company as of the end of the immediately preceding fiscal year and (b) 15 million shares, or (ii) a lesser amount determined by the Plan Administrator; provided that any shares from any such increases in previous years that are not actually issued shall be added to the aggregate number of shares available for issuance under the Plan; plus

(c) any authorized shares of Common Stock that, as of February 26, 1997, were available for issuance under the Company’s 1994 Stock Option Plan (the “Prior Plan”) (or that thereafter become available for issuance under the Prior Plan in accordance with its terms as in effect on such date), up to an aggregate maximum of 21,025,075 shares.

(d) Notwithstanding the foregoing, the maximum number of shares that may be issued pursuant to Options intended to qualify as Incentive Stock Options shall be 251,025,075

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2 Limitations

Subject to adjustment from time to time as provided in Section 11.1, not more than 4,500,000 shares of Common Stock may be made subject to Awards under the Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 18 million shares to newly hired or newly promoted individuals, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

4.3 Reuse of Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares), and/or shares of Common Stock subject to repurchase or forfeiture which are subsequently reacquired by the Company, shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5. ELIGIBILITY

Awards may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

SECTION 6. AWARDS

6.1 Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination.

6.2 Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, cash payments, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents. The Plan Administrator may at any time offer to buy out, for a payment in cash or Common Stock, an Award previously granted based on such terms and conditions as the Plan Administrator shall establish and communicate to the Participant at the time such offer is made.

6.3 Acquired Company Option Awards

Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS

7.1 Grant of Options

The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2 Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.

7.3 Term of Options

The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4 Exercise and Vesting of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not otherwise established in the instrument evidencing the Option, the Option will vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Participant’s Continuous Employment or Service With the Company or Its Subsidiaries From the Grant Date	Percent of Total Option That Is Vested and Exercisable
After 1 year	20%
After 2 years	40%
Each three-month period completed thereafter	An additional 5%
After 5 years	100%

To the extent that an Option has become exercisable, the Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time for vested shares and any number in its discretion for unvested shares (or the lesser number of remaining shares covered by the Option).

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company’s earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by (y) a promissory note delivered pursuant to Section 13 or (z) such other consideration as the Plan Administrator may permit.

7.6 Post-Termination Exercises

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

In case of termination of the Participant’s employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares vested at the date of such termination, only (a) within one year if the termination of the Participant’s employment or services is coincident with Retirement, Early Retirement at the Company’s request or Disability or (b) within three months after the date the Participant ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Participant’s employment or services is for any reason other than Retirement, Early Retirement at the Company’s request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Participant’s death may be exercised, to the extent of the number of shares vested at the date of the Participant’s death, by the personal representative of the Participant’s estate, the person(s) to whom the Participant’s rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 10 at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not vested on the date of termination of the Participant’s employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Participant’s employment or services for Cause, the Option shall automatically terminate upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or services with the Company are suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option likewise shall be suspended during the period of investigation.

With respect to employees, unless the Plan Administrator at any time determines otherwise, “termination of the Participant’s employment or services” for purposes of the Plan (including without limitation this Section 7 and Section 14) shall mean any reduction in the Participant’s regular hours of employment to less than thirty (30) hours per week. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be subject to delayed exercisability or treated as a Nonqualified Stock Option as set forth by the Plan Administrator in the agreement(s) evidencing the Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 10% Stockholders

If an individual owns more than 10% of the total voting power of all classes of the Company’s stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

8.3 Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4 Term

The term of an Incentive Stock Option shall not exceed 10 years.

8.5 Exercisability

To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to Disability, such Option must be exercised within one year after such termination. Disability shall be deemed to have occurred on the first day after the Company has furnished its opinion of Disability to the Plan Administrator. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6 Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require a Participant to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7 Promissory Notes

The amount of any promissory note delivered pursuant to Section 13 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

SECTION 9. STOCK AWARDS

9.1 Grant of Stock Awards

The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on (a) continuous service with the Company or (b) the achievement of performance goals stated in absolute terms or relative to comparison companies related to (i) profits or loss, revenue or profit growth or loss reduction, profit or loss related return ratios, or other balance sheet or income statement targets or ratios; (ii) market share, including targets, ratios or other objective measures of sessions, units, orders, customers, sales, and other comparable metrics related to the various businesses conducted by the Company; or (iii) cash flow, share price appreciation, dilution or total stockholder return), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Stock Award shall occur by reason of termination of the Participant’s employment or service relationship.

9.2 Issuance of Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant’s release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant’s death, to the personal representative of the Participant’s estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3 Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount otherwise payable to a Participant.

SECTION 10. ASSIGNABILITY

No Awards granted under the Plan or any interest therein may be assigned, pledged or transferred by the Participant other than by will or by the applicable laws of descent and distribution, and, during the Participant’s lifetime, such Award may be exercised only by the Participant or a permitted assignee or transferee of the Participant (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the Participant’s death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

SECTION 11. ADJUSTMENTS

11.1 Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Sections 4.1(a), (b) and (c); (ii) the maximum number and kind of securities that may be issued as ISOs under the Plan as set forth in Section 4.1(d); (iii) the maximum number and kind of securities that may be made subject to Awards to any individual as set forth in Section 4.2, and (iv) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

11.2 Corporate Transaction

11.2.1 Options

Except as otherwise provided in the instrument that evidences the Option, in the event of a Corporate Transaction, the Plan Administrator shall determine whether provision will be made in connection with the Corporate Transaction for an appropriate assumption of the Options theretofore granted under the Plan (which assumption may be effected by means of a payment to each Participant (by the Company or any other person or entity involved in the Corporate Transaction), in exchange for the cancellation of the Options held by such Participant, of the difference between the then Fair Market Value of the aggregate number of shares of Common Stock then subject to such Options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an affiliate of such successor corporation. If the Plan Administrator determines that such an assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Participants, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the outstanding Options (or to the options in substitution therefor), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options, shall be binding on the Participants. Any such determination shall be made in the sole discretion of the Plan Administrator and shall be final, conclusive and binding on all Participants. If the Plan Administrator, in its sole discretion, determines that no such assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Participants, and each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable, except that such acceleration will not occur if, in the opinion of the Company’s outside accountants, it would render unavailable “pooling of interest” accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. All such Options shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.

11.2.2 Stock Awards

Except as otherwise provided in the instrument that evidences the Award, in the event of a Corporate Transaction, the vesting of shares subject to Stock Awards shall accelerate, and the forfeiture provisions to which such shares are subject shall lapse, if and to the same extent that the vesting of outstanding Options accelerates in connection with the Corporate Transaction. If unvested Options are to be assumed, continued or substituted by a successor corporation without acceleration upon the occurrence of a Corporate Transaction, the forfeiture provisions to which such Stock Awards are subject will continue with respect to shares of the successor corporation that may be issued in exchange for such shares subject to Stock Awards.

11.3 Further Adjustment of Awards

Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

11.4 Limitations

The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.5 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 12. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Participant to satisfy withholding obligations, in whole or in part, (a) by paying cash, (b) by electing to have the Company withhold shares of Common Stock (up to the minimum required federal withholding rate), or (c) by transferring shares of Common Stock to the Company (already owned by the Participant for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Participant to the Company or a Subsidiary.

SECTION 13. LOANS, INSTALLMENT PAYMENTS AND LOAN

GUARANTEES

To assist a Participant (including a Participant who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a full-recourse loan to the Participant by the Company, (b) the payment by the Participant of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a full-recourse loan obtained by the Participant from a third party. Subject to the foregoing, the terms of any loans, installment payments or loan guarantees, including the interest rate and terms of repayment, will be subject to the Plan Administrator’s discretion. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

SECTION 14. REPURCHASE RIGHTS; ESCROW

14.1 Repurchase Rights

The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock pursuant to the exercise of an Option. In the event of termination of the Participant’s employment or services, all shares of Common Stock issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the agreement evidencing such right.

All of the Company’s outstanding repurchase rights under this Section 14.1 are assignable by the Company at any time and shall remain in full force and effect in the event of a Corporate Transaction; provided that if the vesting of Options is accelerated pursuant to Section 11.2, the repurchase rights under this Section 14.1 shall terminate and all shares subject to such terminated rights shall immediately vest in full.

The Plan Administrator shall have the discretionary authority, exercisable either before or after the Participant’s cessation of employment or services, to cancel the Company’s outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Participant under an Option and thereby accelerate the vesting of such shares in whole or in part at any time.

14.2 Escrow

To ensure that shares of Common Stock acquired pursuant to an Award that are subject to any repurchase or forfeiture right and/or security for any promissory note will be available for repurchase or forfeiture, the Plan Administrator may require the Participant to deposit the certificate or certificates evidencing such shares with an agent designated by the Plan Administrator under the terms and conditions of escrow and security agreements approved by the Plan Administrator. If the Plan Administrator does not require such deposit as a condition of exercise of an Option or grant of a Stock Award, the Plan Administrator reserves the right at any time to require the Participant to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow. The Company, at its discretion, may in lieu of issuing a stock certificate for such shares, make a book entry credit in the Company’s stock ledger to evidence the issuance of such shares.

As soon as practicable after the expiration of any repurchase or forfeiture rights, and after full repayment of any promissory note secured by the shares in escrow, the agent shall deliver to the Participant the shares no longer subject to such restrictions and no longer security for any promissory note.

In the event shares held in escrow are subject to the Company’s exercise of a repurchase or forfeiture right, the notices required to be given to the Participant shall be given to the agent and any payment required to be given to the Participant shall be given to the agent. Within 30 days after payment by the Company, the agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Participant.

In the event of any stock dividend, stock split or consolidation of shares or any like capital adjustment of any of the outstanding securities of the Company, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of ownership of shares acquired upon exercise of an Option or grant of a Stock Award shall be subject to any repurchase or forfeiture rights, and/or security for any promissory note with the same force and effect as the shares subject to such repurchase or forfeiture rights and/or security interest immediately before such event.

SECTION 15. AMENDMENT AND TERMINATION OF PLAN

15.1 Amendment of Plan

The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.

15.2 Termination of Plan

The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the later of (a) the Plan’s adoption by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

15.3 Consent of Participant

The amendment or termination of the Plan shall not, without the consent of the Participant, impair or diminish any rights or obligations under any Award theretofore granted under the Plan.

Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 16. GENERAL

16.1 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

16.2 Continued Employment or Services; Rights in Awards

None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company’s right to terminate the employment or services of any person.

16.3 Registration

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

As a condition to the exercise of an Award, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal and state securities laws.

16.4 No Rights as a Stockholder

No Option or Stock Award denominated in units shall entitle the Participant to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions.

16.5 Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

16.6 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

16.7 Severability

If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

16.8 Participants in Foreign Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable, after consideration of the provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate, to ensure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

16.9 Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of laws.

SECTION 17. EFFECTIVE DATE

The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to annual meeting day.

INTERNET http://www.proxyvoting.com/amzn Use the Internet to vote. Have this card in hand when you access the website.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote. Have this card in hand when you call.

If you vote by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

19049	Fulfillment 19050

‚  FOLD AND DETACH HERE  ‚

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS BELOW:

ITEM 1 - ELECTION OF DIRECTORS	THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS	Please mark your votes as indicated in this example	☒

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

1.1	Jeffrey P. Bezos	☐	☐	☐	1.6	Blake G. Krikorian	☐	☐	☐	ITEM 2 –	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	☐	☐	☐
										THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 2
1.2	Tom A. Alberg	☐	☐	☐	1.7	Alain Monié	☐	☐	☐			FOR	AGAINST	ABSTAIN
1.3	John Seely Brown	☐	☐	☐	1.8	Jonathan J. Rubinstein	☐	☐	☐	ITEM 3 –	APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS, AS AMENDED, PURSUANT TO SECTION 162(M) OF THE INTERNAL REVENUE CODE IN OUR 1997 STOCK INCENTIVE PLAN	☐	☐	☐
										THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 3
1.4	William B. Gordon	☐	☐	☐	1.9	Thomas O. Ryder	☐	☐	☐			FOR	AGAINST	ABSTAIN
1.5	Jamie S. Gorelick	☐	☐	☐	1.10	Patricia Q. Stonesifer	☐	☐	☐	ITEM 4 –	SHAREHOLDER PROPOSAL REGARDING AN ASSESSMENT AND REPORT ON CLIMATE CHANGE	☐	☐	☐
										THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 4
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR.												FOR	AGAINST	ABSTAIN
										ITEM 5 –	SHAREHOLDER PROPOSAL CALLING FOR CERTAIN DISCLOSURES REGARDING CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
										THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5
										THE UNDERSIGNED HEREBY ACKNOWLEDGES ACCESS TO OR RECEIPT OF THE COMPANY’S PROXY STATEMENT IN CONNECTION WITH THE ANNUAL MEETING AND HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN.		Will Attend Meeting	☐	YES

												Mark Here for Address Change or Comments SEE REVERSE		☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Amazon.com, Inc. account online.

Access your Amazon.com, Inc. account online via Investor ServiceDirect® (ISD).

The transfer agent for Amazon.com, Inc. now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-866-258-7741

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement on the Internet at http://www.proxyvoting.com/amzn

‚  FOLD AND DETACH HERE  ‚

PROXY

AMAZON.COM, INC.

Annual Meeting of Shareholders — May 24, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned shareholder of Amazon.com, Inc., a Delaware corporation (the “Company”), hereby appoints Jeffrey P. Bezos, Thomas J. Szkutak and L. Michelle Wilson, or any one of them, with full power of substitution in each, as proxies to cast all votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at 9:00 a.m., Pacific Time, on May 24, 2012 at the Seattle Art Museum, Plestcheeff Auditorium, 1300 First Avenue, Seattle, Washington 98101, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on the reverse side of this Proxy Card and in their discretion upon such other matters as may be properly presented.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	19049	Fulfillment 19050

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting are available through 11:59 PM Eastern Time, May 21, 2012.

INTERNET http://www.proxyvoting.com/amzn Use the Internet to vote. Have this card in hand when you access the website.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote. Have this card in hand when you call.

If you vote by Internet or by telephone, you do NOT need to mail back this card.

To vote by mail, mark, sign and date this card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the trustee to vote your shares in the same manner as if you marked, signed and returned this card.

19060-gr

‚  FOLD AND DETACH HERE  ‚

SHARES WILL BE VOTED AS DIRECTED OR AS PROVIDED IN THE AMAZON.COM 401(K) PLAN DOCUMENT.

ITEM 1 - ELECTION OF DIRECTORS	THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS	Please mark your votes as indicated in this example	☒

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

1.1	Jeffrey P. Bezos	☐	☐	☐	1.6	Blake G. Krikorian	☐	☐	☐	ITEM 2 –	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	☐	☐	☐
										THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 2
1.2	Tom A. Alberg	☐	☐	☐	1.7	Alain Monié	☐	☐	☐			FOR	AGAINST	ABSTAIN
1.3	John Seely Brown	☐	☐	☐	1.8	Jonathan J. Rubinstein	☐	☐	☐	ITEM 3 –	APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS, AS AMENDED, PURSUANT TO SECTION 162(M) OF THE INTERNAL REVENUE CODE IN OUR 1997 STOCK INCENTIVE PLAN	☐	☐	☐
										THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 3
1.4	William B. Gordon	☐	☐	☐	1.9	Thomas O. Ryder	☐	☐	☐			FOR	AGAINST	ABSTAIN
1.5	Jamie S. Gorelick	☐	☐	☐	1.10	Patricia Q. Stonesifer	☐	☐	☐	ITEM 4 –	SHAREHOLDER PROPOSAL REGARDING AN ASSESSMENT AND REPORT ON CLIMATE CHANGE	☐	☐	☐
										THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 4
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR.												FOR	AGAINST	ABSTAIN
										ITEM 5 –	SHAREHOLDER PROPOSAL CALLING FOR CERTAIN DISCLOSURES REGARDING CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
										THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5
										THE UNDERSIGNED HEREBY ACKNOWLEDGES ACCESS TO OR RECEIPT OF THE COMPANY’S PROXY STATEMENT IN CONNECTION WITH THE ANNUAL MEETING AND HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN.		Will Attend Meeting	☐	YES

												Mark Here for Address Change or Comments SEE REVERSE		☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can view the Annual Report and Proxy Statement on the Internet at http://www.proxyvoting.com/amzn

‚  FOLD AND DETACH HERE  ‚

PROXY

AMAZON.COM, INC.

Annual Meeting of Shareholders — May 24, 2012

SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned participant in the Amazon.com Company Stock Fund of the Amazon.com 401(k) Plan hereby directs Vanguard Fiduciary Trust Company, the trustee of the Amazon.com 401(k) Plan, to vote his or her Amazon.com Company Stock Fund shares as indicated on the reverse, or if not so indicated, in accordance with the Amazon.com 401(k) Plan document (generally, in the same proportion as the shares for which the trustee received timely voting instructions).

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	19060-gr

April 13, 2012

Re:	Important Notice Regarding the Availability of Proxy Materials for the
Amazon.com, Inc. Shareholders Meeting to be Held on May 24, 2012

Dear 401(k) Plan Participant:

Enclosed are the 2011 Annual Report for Amazon.com, Inc. (the “Company”) and a Proxy Statement and proxy card for the Company’s 2012 Annual Meeting of Shareholders.

The Amazon.com 401(k) Plan allows each plan participant to direct the voting of the shares of common stock of the Company that are allocated to the participant’s 401(k) plan account. By following the instructions for internet or telephone voting on the enclosed proxy card, or by marking, signing and mailing the proxy card in the envelope provided, you may instruct Vanguard Fiduciary Trust Company, the trustee of the Amazon.com 401(k) Plan, how to vote the shares of the common stock of the Company allocated to your 401(k) plan account on the matters presented at the Company’s 2012 Annual Meeting. The trustee will vote as you have directed. All shares for which voting instructions are not timely received will be voted by the trustee on each matter in the same proportion as the shares for which the trustee received timely voting instructions, except in the case where to do so would be inconsistent with applicable law. Your vote will be kept confidential except to the extent necessary to comply with applicable law.

Votes will be tabulated by the Company’s transfer agent, BNY Mellon Shareowner Services. To be timely, your voting instructions must be received by BNY Mellon Shareowner Services no later than 11:59 PM Eastern Time on May 21, 2012.

VOTING VIA THE INTERNET OR BY TELEPHONE IS FAST AND CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND TABULATED. USING THE INTERNET OR TELEPHONE HELPS SAVE YOUR COMPANY MONEY BY REDUCING POSTAGE AND PROXY TABULATION COSTS.